בס"ד

"בעזרת ה' נעשה ונצליח"

הסכם ייעוץ ורכישת מניות בג'נקו סולאר בע"מ

הסכם זה נערך ונחתם בתאריך: 11.3.2026

(להלן: "ההסכם")

בין:

סולאר דרון בע"מ חברה המאוגדת כדין בישראל , ח.פ. 516384740

(להלן: "החברה")

לבין:

עמוס כהן, ת"ז 023046758, בעל השליטה של **ג'נקו סולאר בע"מ**,

ח.פ. 513557454

(להלן המנכ"ל)

1. **מבוא והצהרות יסוד:**

1.1 המבוא להסכם זה מהווה חלק בלתי נפרד ממנו.
1.2 המנכ"ל מצהיר כי הינו בעל הידע, ניסיון קשרים ומוניטין בתחום האנרגיה הסולארית.
1.3 המנכ"ל מצהיר כי אין כל מניעה חוקית, חוזית או אחרת להתקשרותו בהסכם זה.
1.4 המנכ"ל מצהיר כי כל פעילות ג'נקו סולאר בתחום הסולארי נשלטת על ידו בפועל ובמשפט.

2. **מינוי והגדרת תפקיד:**

2.1 החברה ממנה את עמוס כהן לתפקיד מנכ"ל חברת Solardrone. (להלן סולאר דרון)
2.2 המנכ"ל יכהן גם כדירקטור בחברת סולאר דרון.
2.3 המנכ"ל יהיה אחראי לניהול הכולל של החברה (סולאר דרון)
2.4 סמכויותיו כוללות ניהול פיננסי, תפעולי, שיווקי ואסטרטגי.
2.5 כל פעולה מהותית תחייב אישור דירקטוריון בהתאם למדיניות שתיקבע.
2.6 המנכ"ל יפעל בנאמנות מלאה לחברה (סולאר דרון) ולבעלת השליטה VisionWave .

2.7 אין בהסכם זה יחסי עובד מעביד. עמוס כהן מוגדר כיועץ וכראיה שמואל ינאי ישמש כמנכ"ל משותף

ג'נקו סולאר בע"מ
ח.פ. 513557454

3. היקף המשרה והתחייבות לבלעדיות :

3.1 המנכ"ל ישקיע מזמנו המקצועי לניהול החברה.

3.2 המנכ"ל לא יעסוק בכל פעילות עסקית אחרת עבור החברה ללא אישור מראש ובכתב מהדירקטוריון.

3.3 כל הזדמנות עסקית בתחום פעילות החברה תובא תחילה לידיעת החברה.

3.4 הפרת סעיף זה מהווה הפרה יסודית של הסכם זה.

4. תקופת ההסכם:

4.1.1 הסכם זה הינו לתקופה בלתי קצובה.

4.1.2 כל צד רשאי להביא לידי סיום הסכם זה בהודעה מוקדמת בכתב של 90 ימים.

4.1.3 החברה רשאית לסיים לאלתר הסכם זה במקרים הבאים:

4.1.4 הפרת חובת אמון.

4.1.5 ניגוד עניינים מהותי.

4.1.6 מעשה מרמה או הטעיה.

4.1.7 פגיעה מהותית בחברה.

4.1.8 הרשעה פלילית שיש עמה קלון.

5. עמלת יעוץ :

5.1 עמלת יעוץ חודשית כוללת בסך 50,000 ₪ ברוטו בתוספת מע"מ כדין.

5.2 עמלת הייעוץ כוללת כל רכיב שכר מכל סוג שהוא.

5.3 לא ישולם ליועץ כל סכום נוסף אלא, באישור בכתב מאת דירקטוריון סולאר דרון.

5.4 החברה רשאית לעדכן את מבנה התגמול העתידי בכפוף להחלטת דירקטוריון סולאר דרון.

5.5 כל שינוי במבנה עמלת היועץ יעשה בהסכמה בין הצדדים בהתראה של 90 יום ובכתב.

6. רכישת מניות בג'נקו סולאר בע"מ:

6.1 הצדדים מצהירים כי שוויה המוסכם של חברת ג'נקו סולאר בע"מ ("ג'נקו") לצורך עסקה זו הינו 400,000 דולר ארה"ב (Pre-Money Valuation).

6.2 המנכ"ל מתחייב למכור לחברת Solardrone ו/או לחברה מטעמה 51% מהון המניות המונפק והנפרע של ג'נקו, כשהן נקיות מכל שעבוד, עיקול או זכות צד שלישי.

6.3 בתמורה להעברת 51% מהמניות, תשלם Solardrone למנכ"ל סך השווה ל-51% משווי החברה, דהיינו 204,000 דולר ארה"ב ("התמורה").

6.4 התמורה תשולם למנכ"ל בשלושה (3) תשלומים שווים, בסך 68,000 דולר כל אחד, כדלקמן:
א. תשלום ראשון - במועד חתימת ההסכם.
ב. תשלום שני - בתוך 35 ימים ממועד התשלום הראשון.
ג. תשלום שלישי - בתוך 35 ימים ממועד התשלום השני.

6.5 העברת המניות תבוצע כנגד התשלום הראשון.

ג'נקו סולאר בע"מ
ח.פ. 513557454

6.6. התחייבות להעברת פעילות:

6.6.1. המנכ"ל מתחייב כי ממועד השלמת העסקה, כל פעילות ג'נקו בתחום ניקוי ותחזוקת פאנלים סולאריים תנוהל בתיאום מלא עם Solardrone ותפעל לקידום האינטרסים העסקיים של Solardrone.

6.6.2. ג'נקו תעמיד לרשות Solardrone את כלל הפעילות העסקית הקשורה לתחום האנרגיה הסולארית, לרבות אך לא רק:

- חוזים קיימים;
- משאים ומתנים פעילים;
- הצעות מחיר פתוחות;
- מכרזים;
- רישיונות והיתרים;
- ידע מקצועי;
- מסדי נתונים ולקוחות;
- קניין רוחני;
- זכויות תביעה עתידיות;
- תזרימים עתידיים הנובעים מפעילות שתבוצע לאחר מועד חתימת ההסכם.

6.6.3. המנכ"ל יגרום לכך שג'נקו תחתום על כל מסמך נדרש לצורך השלמת העסקה והסדרת שיתוף הפעולה העסקי.

6.7. מדיניות רווחים ותשלומים:

6.7.1. ידוע ל-Solardrone כי לג'נקו התחייבויות פיננסיות, לרבות הלוואה לבנק הפועלים בסך 800,000 ₪.

6.7.2. ידוע ל-Solardrone כי הוצאות התפעול השוטפות של ג'נקו כוללות, בין היתר:

- מנהל תפעול בעלות מעביד של 25,000 ₪ (כולל רכב צמוד);
- מתאמת לקוחות בעלות מעביד של 7,000 ₪;
- לפחות שישה צוותי שטיפה ידנית בעלות מעביד כוללת של 27,000 ₪ לכל צוות (כולל רכב).

6.7.3 ג'נקו תהיה רשאית לשלם תחילה את הוצאות התפעול השוטפות, משכורות והחזרי הלוואות, ורק לאחר מכן יועברו רווחים כדיבידנד לבעלי המניות בהתאם לשיעור אחזקותיהם.

ג'נקו סולאר בע"מ
ח.פ. 513557454

7. מנגנוני פיקוח ודיווח:

7.1. המנכ"ל ידווח לדירקטוריון החברה (סולאר דרון) אחת לחודש.
7.2. החברה רשאית לבצע ביקורת פנימית בכל עת.
7.3. המנכ"ל יסייע ויעמיד לרשות החברה (סולאר דרון) כל מסמך ככל שיידרש.

8. אי שידול:

8.1. המנכ"ל לא ישדל עובדים.
8.2. המנכ"ל לא ישדל לקוחות.
8.3. המנכ"ל לא ישדל ספקים.
8.4. תקופת ההגבלה 36 חודשים.

9. קניין רוחני:

9.1. כל פיתוח יהיה קניינה הבלעדי של חברת סולאר דרון.
9.2. המנכ"ל ממחה מראש כל זכות בתחום הקניין הרוחני
9.3. המנכ"ל יחתום על כל מסמך רישום פטנט או כל זכות אחרת.

10. סודיות:

10.1. על המנכ"ל חלה חובת סודיות מוחלטת וללא הגבלת זמן.
10.2. המנכ"ל לא יעביר לאחר כל מידע עסקי, פיננסי, טכנולוגי ומשפטי.

11. שמירת מוניטין ואי השמצה:

11.1. המנכ"ל יימנע מכל פגיעה במוניטין החברה.
11.2. איסור השמצה חל גם לאחר סיום ההסכם.

12. דין וסמכויות שיפוט:

12.1. הדין החל על הסכם זה הינו הדין הנהוג במדינת ישראל
12.2. סמכות שיפוטית בלעדית – בתי המשפט במחוז תל אביב.

13. שלמות ההסכם:

13.1. ההסכם מהווה את מלוא ההתחייבויות והבנות בין הצדדים ומבטל כל סיכום קודם.
13.2. כל שינוי בהסכם זה יהיה בכתב בלבד.

ג'נקו סולאר בע"מ
ח.פ. 513557454

ולראיה באו הצדדים על החתום:

סולאר דרון

ח.פ. 516384740

עמוס כהן

ת.ז. 023046758

ג'נקו סולאר בע"מ

ח.פ. 513557454